Exhibit 10.2

MATRIX SERVICE COMPANY

AMENDMENT TO SEVERANCE AGREEMENT

This Amendment to Severance Agreement (the “Amendment”) is by and between the undersigned Executive and Matrix Service Company (the “Company”) and amends the Severance Agreement (the “Agreement”) previously entered into between them. The purpose of this Amendment is to confirm that the Agreement does not constitute a deferred compensation arrangement subject to Section 409A of the Internal Revenue Code of 1986, as amended, because it falls within the “short-term deferral” exception of Treas. Reg. § 1.409A-1.

The Executive and the Company hereby amend the Agreement as follows:

1. Subparagraph 1 of Paragraph II.B. of the Agreement is hereby amended and restated in its entirety to read as follows:

“1. Notwithstanding the above, the Executive shall forfeit the severance benefit described in Paragraph II.A. only if the Executive shall fail to execute and return a non-interference, non-solicitation, waiver and release of claims and confidentiality agreement in a form satisfactory to the Company on or before the payment date. Failure of the Executive to timely execute and return such agreement shall constitute an absolute forfeiture of such severance benefit.”

2. Except to the extent amended by this Amendment, the Agreement shall continue in full force and effect.

DATED this      day of December, 2008, to be effective as of January 1, 2009.

“EXECUTIVE”

By:

“COMPANY”
MATRIX SERVICE COMPANY

By:
Its: